EXHIBIT 99.2

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

	2009
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	48.1%	44.4%	45.4%		45.8%
EWP Sales	9.8%	10.4%	11.9%		10.8%
General Line Sales	42.1%	45.2%	42.7%		43.4%
Total Sales (000)	$335,022	$433,662	$472,172		$1,240,856
Depreciation & Amortization (000)	$1,933	$1,913	$1,880		$5,726
Capital Spending (000) [1]	$337	$692	$1,768		$2,797

Wood Products
LVL Sales Volume (CCF)	11,049	13,624	17,345		42,018
I-joist Sales Volume (MELF)	15,655	22,446	27,351		65,452
Plywood Sales Volume (MSF 3/8”)	271,036	265,723	294,127		830,886
Segment Plywood Sales Volume (MSF 3/8”)	246,292	245,754	260,632		752,678
Veneer Sales Volume (MSF 3/8”)	68,459	98,305	102,501		269,265
Segment Veneer Net Sales Volume (MSF 3/8”)	2,677	3,795	5,104		11,576
Lumber Sales Volume (MBF)	30,283	34,760	44,807		109,850
Particleboard Sales Volume (MSF 3/4”)	18,448	20,527	22,486		61,461
LVL Mill Net Sales Price ($/CCF)	$1,524	$1,530	$1,508		$1,520
I-joist Mill Net Sales Price ($/MELF)	$900	$911	$908		$907
Plywood Net Sales Price ($/MSF 3/8”)	$214	$220	$239		$225
Segment Plywood Net Sales Price ($/MSF 3/8”)	$200	$210	$226		$212
Lumber Net Sales Price ($/MBF)	$304	$317	$374		$337
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$347	$343	$332		$340
Depreciation & Amortization (000)	$9,072	$9,421	$7,635		$26,128
Capital Spending (000) [2]	$3,880	$3,176	$3,073		$10,129

Total Company
EBITDA (000) [3,4]	$(71,360)	$26,784	$41,108		$(3,468)
Net Debt (000) [3]	$113,602	$98,556	$89,017

1 Capital spending presented for 2Q 09 and September 30, 2009 YTD does not include $0.9 million cash paid for a truss assembly operation and EWP sales office in Saco and Biddeford, Maine, respectively.

2 Capital spending presented for 2Q 09 and September 30, 2009 YTD does not include $3.7 million cash paid for a sawmill in Pilot Rock, Oregon.

3 Reconciliation of net income (loss) (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

4 EBITDA includes a $43.0 million charge which we recorded in “Impairment of investment in equity affiliate” in our Consolidated Statements of Loss for the three months ended March 31, 2009, and the nine months ended September 30, 2009.  For more information related to the impairment charge, see the Notes to Unaudited Quarterly Consolidated Financial Statements in our Form 10-Q for the period ended September 30, 2009.

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

	2008
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	44.5%	44.8%	47.1%	49.0%	46.2%
EWP Sales	12.0%	12.0%	12.2%	11.3%	11.9%
General Line Sales	43.5%	43.2%	40.7%	39.7%	41.9%
Total Sales (000)	$503,884	$609,978	$584,094	$411,472	$2,109,428
Depreciation & Amortization (000)	$1,923	$1,939	$1,906	$1,920	$7,688
Capital Spending (000)	$1,078	$859	$909	$2,273	$5,119

Wood Products
LVL Sales Volume (CCF)	19,378	23,446	19,551	13,785	76,160
I-joist Sales Volume (MELF)	29,236	38,056	31,011	18,606	116,909
Plywood Sales Volume (MSF 3/8”)	356,987	373,023	356,666	316,783	1,403,459
Segment Plywood Sales Volume (MSF 3/8”)	312,527	317,396	311,378	286,846	1,228,147
Veneer Sales Volume (MSF 3/8”)	126,341	117,736	117,649	90,263	451,989
Segment Veneer Net Sales Volume (MSF 3/8”)	1,574	2,170	5,109	5,731	14,584
Lumber Sales Volume (MBF)	49,551	56,772	48,297	36,207	190,827
Particleboard Sales Volume (MSF 3/4”)	26,530	27,717	29,179	20,938	104,364
LVL Mill Net Sales Price ($/CCF)	$1,619	$1,597	$1,569	$1,471	$1,573
I-joist Mill Net Sales Price ($/MELF)	$970	$952	$937	$885	$942
Plywood Net Sales Price ($/MSF 3/8”)	$255	$272	$272	$239	$260
Segment Plywood Net Sales Price ($/MSF 3/8”)	$242	$259	$261	$228	$248
Lumber Net Sales Price ($/MBF)	$387	$369	$368	$347	$369
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$343	$365	$368	$346	$357
Depreciation & Amortization (000)	$7,534	$6,662	$6,757	$6,780	$27,733
Capital Spending (000)	$6,325	$8,622	$7,872	$11,813	$34,632

Total Company
EBITDA (000) [1,2,3]	$5,816	$(2,867)	$(193,704)	$(27,589)	$(218,344)
Net Debt (000) [1]	$129,834	$74,321	$24,908	$39,197

1 Reconciliation of net loss (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

2 Includes the results of the Paper and Packaging & Newsprint businesses for the period January 1, 2008 through February 21, 2008.  These businesses were sold on February 22, 2008.

3 EBITDA includes a $208.1 million charge which we recorded in “Impairment of investment in equity affiliate” in our Consolidated Statements of Loss for the three months ended September 30, 2008 and for the year ended December 31, 2008.  For more information related to the impairment charge, see the Notes to Consolidated Financial Statements in our 2008 Annual Report on Form 10-K.

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

			2007
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	43.8%	42.8%	44.3%	45.5%	44.0%
EWP Sales	14.7%	15.3%	14.8%	13.8%	14.7%
General Line Sales	41.5%	41.9%	40.9%	40.7%	41.3%
Total Sales (000)	$608,658	$723,732	$686,610	$545,007	$2,564,007
Depreciation & Amortization (000)	$1,876	$1,860	$1,825	$1,812	$7,373
Capital Spending (000)	$9,676	$2,025	$2,591	$3,837	$18,129

Wood Products
LVL Sales Volume (CCF)	27,341	32,130	27,778	19,195	106,444
I-joist Sales Volume (MELF)	47,220	59,606	47,924	33,325	188,075
Plywood Sales Volume (MSF 3/8”)	383,561	391,958	388,940	346,145	1,510,604
Segment Plywood Sales Volume (MSF 3/8”)	309,765	299,871	305,729	307,468	1,222,833
Veneer Sales Volume (MSF 3/8”)	176,958	193,045	183,785	161,019	714,807
Segment Veneer Net Sales Volume (MSF 3/8”)	15,419	12,617	7,073	1,731	36,840
Lumber Sales Volume (MBF)	56,282	62,756	59,652	52,475	231,165
Particleboard Sales Volume (MSF 3/4”)	37,134	36,581	39,772	37,356	150,843
LVL Mill Net Sales Price ($/CCF)	$1,749	$1,723	$1,685	$1,626	$1,702
I-joist Mill Net Sales Price ($/MELF)	$1,044	$1,035	$1,020	$993	$1,026
Plywood Net Sales Price ($/MSF 3/8”)	$268	$285	$302	$275	$283
Segment Plywood Net Sales Price ($/MSF 3/8”)	$244	$262	$287	$263	$264
Lumber Net Sales Price ($/MBF)	$448	$436	$438	$424	$437
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$321	$334	$304	$311	$317
Depreciation & Amortization (000)	$7,284	$7,569	$7,145	$8,047	$30,045
Capital Spending (000)	$3,118	$3,972	$6,385	$9,983	$23,458

Total Company
EBITDA (000) [1,2]	$73,862	$91,385	$106,576	$76,757	$348,580
Net Debt (000) [1]	$1,207,724	$1,168,851	$1,156,767	$1,113,440

1 Reconciliation of net income (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

2 Includes the results of the Paper and Packaging & Newsprint businesses we sold on February 22, 2008.

Boise Cascade Holdings, L.L.C.

Quarterly Statistical Information

			2006
	Q1	Q2	Q3	Q4	YTD
Building Materials Distribution
Commodity Sales	48.9%	44.9%	43.4%	43.5%	45.2%
EWP Sales	15.0%	15.6%	16.2%	15.8%	15.7%
General Line Sales	36.1%	39.5%	40.4%	40.7%	39.1%
Total Sales (000)	$761,846	$832,700	$756,608	$599,119	$2,950,273
Depreciation & Amortization (000)	$2,348	$2,404	$2,366	$2,113	$9,231
Capital Spending (000)	$2,206	$2,065	$1,992	$4,263	$10,526

Wood Products
LVL Sales Volume (CCF)	35,429	31,588	31,847	21,688	120,552
I-joist Sales Volume (MELF)	59,311	63,395	56,943	39,281	218,930
Plywood Sales Volume (MSF 3/8”)	409,792	428,436	415,188	361,471	1,614,887
Segment Plywood Sales Volume (MSF 3/8”)	314,821	332,275	316,433	304,102	1,267,631
Veneer Sales Volume (MSF 3/8”)	181,792	193,276	178,063	180,997	734,128
Segment Veneer Net Sales Volume (MSF 3/8”)	20,886	13,376	11,234	11,128	56,624
Lumber Sales Volume (MBF) [1]	73,899	76,576	69,018	57,148	276,641
Particleboard Sales Volume (MSF 3/4”)	37,526	43,557	44,864	31,502	157,449
LVL Mill Net Sales Price ($/CCF)	$1,902	$1,916	$1,860	$1,834	$1,896
I-joist Mill Net Sales Price ($/MELF)	$1,097	$1,107	$1,109	$1,104	$1,110
Plywood Net Sales Price ($/MSF 3/8”)	$301	$288	$277	$254	$281
Segment Plywood Net Sales Price ($/MSF 3/8”)	$278	$264	$248	$232	$256
Lumber Net Sales Price ($/MBF)	$509	$498	$462	$440	$478
Particleboard Mill Net Sales Price ($/MSF 3/4”)	$272	$322	$399	$359	$339
Depreciation & Amortization (000)	$6,317	$6,670	$7,065	$7,571	$27,623
Capital Spending (000)	$9,164	$6,233	$7,273	$8,023	$30,693

Total Company
EBITDA (000) [2,3]	$69,416	$97,634	$103,747	$68,339	$339,136
Net Debt (000) [2]	$1,319,854	$1,265,081	$1,199,024	$1,171,931

1 Jackson lumber sales volume included.

2 Reconciliation of net income (a GAAP measure) to EBITDA and total debt (a GAAP measure) to net debt are provided as an appendix.

3 Includes the results of the Paper and Packaging & Newsprint businesses we sold on February 22, 2008.

Appendix

Reconciliation of Non-GAAP Financial Measures

(000)

EBITDA represents income (loss) before interest (interest expense, interest income, and changes in fair value of interest rate swaps), income taxes, depreciation, amortization, and depletion.  The following table reconciles net income (loss) to EBITDA for the three months ended March 31, 2009, June 30, 2009, and September 30, 2009, and for the nine months ended September 30, 2009:

			2009
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(88,181)	$9,311	$26,205		$(52,665)
Interest expense	5,616	6,135	5,389		17,140
Interest income	(397)	(178)	(185)		(760)
Income tax provision	483	68	72		623
Depreciation, amortization, and depletion	11,119	11,448	9,627		32,194
EBITDA	$(71,360)	$26,784	$41,108		$(3,468)

The following table reconciles net loss to EBITDA for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008, and for the year ended December 31, 2008:

			2008
	Q1	Q2	Q3	Q4	YTD

Net loss	$(24,438)	$(15,396)	$(207,640)	$(40,504)	$(287,978)
Change in the fair value of interest rate swaps	6,284	-	-	-	6,284
Interest expense	15,381	6,427	6,263	6,242	34,313
Interest income	(2,601)	(2,559)	(1,469)	(1,062)	(7,691)
Income tax provision (benefit)	1,155	(23)	391	(1,053)	470
Depreciation, amortization, and depletion	10,035	8,684	8,751	8,788	36,258
EBITDA	$5,816	$(2,867)	$(193,704)	$(27,589)	$(218,344)

The following table reconciles net income to EBITDA for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, and for the year ended December 31, 2007:

			2007
	Q1	Q2	Q3	Q4	YTD

Net income	$10,537	$28,898	$49,165	$39,097	$127,697
Change in the fair value of interest rate swaps	-	(5,395)	-	1,662	(3,733)
Interest expense	22,343	24,352	23,356	26,751	96,802
Interest income	(601)	(642)	(1,274)	(1,566)	(4,083)
Income tax provision	1,223	3,450	3,056	259	7,988
Depreciation, amortization, and depletion	40,360	40,722	32,273	10,554	123,909
EBITDA	$73,862	$91,385	$106,576	$76,757	$348,580

The following table reconciles net income to EBITDA for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, and December 31, 2006, and for the year ended December 31, 2006:

			2006
	Q1	Q2	Q3	Q4	YTD

Net income	$1,969	$31,194	$36,366	$2,042	$71,571
Interest expense	30,176	28,610	28,400	25,218	112,404
Interest income	(604)	(934)	(909)	(1,334)	(3,781)
Income tax provision	1,218	305	616	1,492	3,631
Depreciation, amortization, and depletion	36,657	38,459	39,274	40,921	155,311
EBITDA	$69,416	$97,634	$103,747	$68,339	$339,136

Appendix

Reconciliation of Non-GAAP Financial Measures

(000)

Net debt includes long- and short-term debt owed to third parties, less cash and cash equivalents.  It excludes restricted cash and a note payable to a related party.  The following table reconciles total debt to net debt at March 31, 2009, June 30 2009, and September 30, 2009:

			2009
	Q1	Q2	Q3	Q4

Long-term debt	$303,146	$303,146	$303,146
Less cash and cash equivalents	(189,544)	(204,590)	(214,129)
Net debt	$113,602	$98,556	$89,017

The following table reconciles total debt to net debt at March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008:

			2008
	Q1	Q2	Q3	Q4

Current portion long-term debt	$160,000	$-	$-	$-
Long-term debt, less current portion	304,224	315,000	315,000	315,000
Total debt	464,224	315,000	315,000	315,000
Less cash and cash equivalents	(151,100)	(240,679)	(290,092)	(275,803)
Less restricted cash	(183,290)	-	-	-
Net debt	$129,834	$74,321	$24,908	$39,197

The following table reconciles total debt to net debt at March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007:

			2007
	Q1	Q2	Q3	Q4

Short-term borrowings	$-	$-	$-	$10,500
Current portion long-term debt	-	5,250	257,250	47,250
Long-term debt, less current portion	1,273,900	1,238,438	1,165,125	1,113,313
Total debt	1,273,900	1,243,688	1,422,375	1,171,063
Less cash and cash equivalents	(66,176)	(74,837)	(65,608)	(57,623)
Less restricted cash	-	-	(200,000)	-
Net debt	$1,207,724	$1,168,851	$1,156,767	$1,113,440

The following table reconciles total debt to net debt at March 31, 2006, June 30, 2006, September 30, 2006, and December 31, 2006:

			2006
	Q1	Q2	Q3	Q4

Short-term borrowings	$-	$-	$-	$3,200
Long-term debt	1,458,200	1,345,000	1,258,900	1,213,900
Note payable to related party, net	276,134	278,637	279,916	-
Total debt	1,734,334	1,623,637	1,538,816	1,217,100
Less note payable to related party, net	(276,134)	(278,637)	(279,916)	-
Less cash and cash equivalents	(138,346)	(79,919)	(59,876)	(45,169)
Net debt	$1,319,854	$1,265,081	$1,199,024	$1,171,931